CONFIDENTIAL

Standard Chartered
渣打銀行

*K-MARK TECHNOLOGY LIMITED
FLAT A 7/F
MAI ON INDUSTRIAL BUILDING
17-21 KUNG YIP STREET
KWAI CHUNG NT
HK

Date/日期： 11/09/2020 Ref ： 2760(100)

Dear Customer 親愛的客戶：

SME Financing Guarantee Scheme – Special 100% Loan Guarantee 中小企融資擔保計劃 –「百分百擔保特惠貸款」
Business Instalment Loan Drawdown Advice 中小企業分期貸款提取通知書

Loan Account No 貸款戶口號碼	: 52706303
Borrower Name 貸款公司名稱	: *K-MARK TECHNOLOGY LIMITED

Thank you for your interest in our Business Instalment Loan. We are pleased to advise that the loan amount of HKD 3,000,000.00 was credited to your designated account on 10/09/2020
多謝貴公司選用本行中小企業分期貸款服務，本行已於 10/09/2020 將港幣 3,000,000.00 存入貴公司之指定戶口。
Details of the terms of your loan as confirmed by you are stated below 有關上述貸款的詳情如下：

Approved Loan Amount 獲批核貸款額	: HKD 港幣 3,000,000.00
Interest Rate (current rate) p.a. 年利率 (現時利率)	: 2.75% (Prime Rate[1] minus 最優惠利率[1] -2.50%)
Guarantee Fee 擔保費	: Waived by HKMC Insurance Limited 香港按證保險有限公司豁免
Duration of Principal Payment Holiday[2] period 還息不還本[2]期	: First 首 6 months 個月
Monthly Repayment Amount during Principal Payment Holiday period 還息不還本期間每月還款額	: HKD 港幣 6,875.00
Repayment Period after Principal Payment Holiday period 還息不還本期後還款期	: 30 months 個月
Monthly Repayment Amount after Principal Payment Holiday period 還息不還本期後每月還款額	: HKD 港幣 103,591.38
Repayment Account 還款戶口號碼	: 415-0-041149-0
Repayment Date 還款日期	: Repayment will commence one month after the date upon which the instalment loan is advanced by the Bank. If the repayment date falls on a Sunday or a public holiday, the repayment date will be changed to the next working day. 還款將由銀行貸出上述貸款日期後一個月開始，如該月還款日為星期日或公眾假期，則還款日將順延至下一個工作天。
Early Redemption Fee 提前清還手續費	: For early redemption, no early redemption charge will be imposed. 如貴公司要求提前全部清還貸款，本行將不會收取任何手續費。

Should you require further information on your Business Instalment Loan, please contact us at (852) 2886-8868. After the language is selected, please press "5", "3" and then "1" to talk to our Customer Service Representative.
如閣下有任何查詢，請致電熱線 (852) 2886-8868，選擇語言後，按「5」、「3」及「1」與本行客戶服務主任聯絡。
The processing of your application was conducted according to the Bank's prevailing credit policy and credit check with credit reference agency of sole proprietor, partner and company (if any). If company(ies) want to access their credit report, they may contact Dun & Bradstreet (HK) Limited (D&B) at (852)2516-1100 (for commercial credit information). 此申請是根據本行信貸批核條款及有關獨資東主、合夥人及公司(如有)於信貸資料機構的資料作處理。如上述公司要求查閱其公司之商業信貸紀錄，可致電(852)2516-1100 與美國鄧白氏商業資料(香港)有限公司聯絡。

Standard Chartered Bank (Hong Kong) Limited 渣打銀行(香港)有限公司謹啓
cc. KWOK YIU KEUNG
KWOK YIU FAI

[1]The current Prime Rate as announced by The Hong Kong Mortgage Corporation Limited is 5.25%.
現時香港按揭證券有限公司公佈的最優惠利率為 5.25%.
[2]The terms "Principal Payment Holiday", "Principal Repayment Holiday" and "Principal Moratorium", when used, shall bear the same meaning and are used interchangeably.
「延遲償還貸款本金」及「還息不還本」含義相同，可以互換使用。

CONFIDENTIAL

Standard Chartered
渣打銀行

11/09/2020

*K-MARK TECHNOLOGY LIMITED
FLAT A 7/F
MAI ON INDUSTRIAL BUILDING
17-21 KUNG YIP STREET
KWAI CHUNG NT
HK

FULL REPAYMENT SCHEDULE

Loan Account No	: 52706303
Repayment Account No	: 415-0-041149-0
Loan Drawdown Date	: 10/09/2020
Interest Rate p.a.[1]	: 2.75%
Principal Payment Holiday[2] Period	: 6
Maturity Date	: 10/09/2023
Outstanding Instalments	: 36
Arrears Balance	: 0.00

Thank you for choosing our Business Instalment Loan under the SME Financing Guarantee Scheme - Special 100% Loan Guarantee. We are pleased to provide you with a schedule of repayments for the full tenor for your record and ease of financial planning. Please note that the monthly repayment amount is subject to adjustment according to the prevailing interest rate, upon which a revised schedule will be mailed to you.

Date (DD/MM/YYYY)	Term (Month)	Repayment Amount (HKD)	Principal Payment (HKD)	Interest Payment (HKD)	Loan Outstanding (HKD)	Misc. Fee* (HKD)
10/10/2020	1	6,875.00	0.00	6,875.00	3,000,000.00	0.00
10/11/2020	2	6,875.00	0.00	6,875.00	3,000,000.00	0.00
10/12/2020	3	6,875.00	0.00	6,875.00	3,000,000.00	0.00
10/01/2021	4	6,875.00	0.00	6,875.00	3,000,000.00	0.00
10/02/2021	5	6,875.00	0.00	6,875.00	3,000,000.00	0.00
10/03/2021	6	6,875.00	0.00	6,875.00	3,000,000.00	0.00
10/04/2021	7	103,591.38	96,716.38	6,875.00	2,903,283.62	0.00
10/05/2021	8	103,591.38	96,938.02	6,653.36	2,806,345.60	0.00
10/06/2021	9	103,591.38	97,160.17	6,431.21	2,709,185.43	0.00
10/07/2021	10	103,591.38	97,382.83	6,208.55	2,611,802.60	0.00
10/08/2021	11	103,591.38	97,606.00	5,985.38	2,514,196.60	0.00
10/09/2021	12	103,591.38	97,829.68	5,761.70	2,416,366.92	0.00
10/10/2021	13	103,591.38	98,053.87	5,537.51	2,318,313.05	0.00
10/11/2021	14	103,591.38	98,278.58	5,312.80	2,220,034.47	0.00
10/12/2021	15	103,591.38	98,503.80	5,087.58	2,121,530.67	0.00
10/01/2022	16	103,591.38	98,729.54	4,861.84	2,022,801.13	0.00
10/02/2022	17	103,591.38	98,955.79	4,635.59	1,923,845.34	0.00
10/03/2022	18	103,591.38	99,182.57	4,408.81	1,824,662.77	0.00
10/04/2022	19	103,591.38	99,409.86	4,181.52	1,725,252.91	0.00
10/05/2022	20	103,591.38	99,637.68	3,953.70	1,625,615.23	0.00
10/06/2022	21	103,591.38	99,866.01	3,725.37	1,525,749.22	0.00
10/07/2022	22	103,591.38	100,094.87	3,496.51	1,425,654.35	0.00
10/08/2022	23	103,591.38	100,324.26	3,267.12	1,325,330.09	0.00
10/09/2022	24	103,591.38	100,554.17	3,037.21	1,224,775.92	0.00

*Miscellaneous fee includes handling fee, annual fee, adjustment fee etc.

Standard Chartered Bank (Hong Kong) Limited
[1]The current Prime Rate as announced by The Hong Kong Mortgage Corporation Limited is 5.25%.
[2]The terms "Principal Payment Holiday", "Principal Repayment Holiday" and "Principal Moratorium", when used, shall bear the same meaning and are used interchangeably.
This computer generated letter requires no signature.

CONFIDENTIAL

Date (DD/MM/YYYY)	Term (Month)	Repayment Amount (HKD)	Principal Payment (HKD)	Interest Payment (HKD)	Loan Outstanding (HKD)	Misc. Fee* (HKD)
10/10/2022	25	103,591.38	100,784.60	2,806.78	1,123,991.32	0.00
10/11/2022	26	103,591.38	101,015.57	2,575.81	1,022,975.75	0.00
10/12/2022	27	103,591.38	101,247.06	2,344.32	921,728.69	0.00
10/01/2023	28	103,591.38	101,479.09	2,112.29	820,249.60	0.00
10/02/2023	29	103,591.38	101,711.64	1,879.74	718,537.96	0.00
10/03/2023	30	103,591.38	101,944.73	1,646.65	616,593.23	0.00
10/04/2023	31	103,591.38	102,178.35	1,413.03	514,414.88	0.00
10/05/2023	32	103,591.38	102,412.51	1,178.87	412,002.37	0.00
10/06/2023	33	103,591.38	102,647.21	944.17	309,355.16	0.00
10/07/2023	34	103,591.38	102,882.44	708.94	206,472.72	0.00
10/08/2023	35	103,591.38	103,118.21	473.17	103,354.51	0.00
10/09/2023	36	103,591.36	103,354.51	236.85	0.00	0.00

*Miscellaneous fee includes handling fee, annual fee, adjustment fee etc.

Standard Chartered Bank (Hong Kong) Limited
This computer generated letter requires no signature.